================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-21686

                          Oppenheimer Portfolio Series
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Arthur S. Gabinet
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
            ----------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                       Date of fiscal year end: January 31

                       Date of reporting period: 4/30/2012

================================================================================

ITEM 1. SCHEDULE OF INVESTMENTS.

Conservative Investor Fund

STATEMENT OF INVESTMENTS April 30, 2012 (Unaudited)

                                                                    Shares               Value
-----------------------------------------------------------------------------------------------
INVESTMENT COMPANIES--100.0%(1)
ALTERNATIVE FUNDS--10.0%
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y          5,214,802      $   18,199,661
-----------------------------------------------------------------------------------------------
Oppenheimer Gold & Special Minerals Fund, Cl. Y                    113,784           3,643,368
-----------------------------------------------------------------------------------------------
Oppenheimer Master Inflation Protected Securities
  Fund, LLC                                                      1,134,230          13,373,538
-----------------------------------------------------------------------------------------------
Oppenheimer Real Estate Fund, Cl. Y                                445,201          10,181,757
                                                                                ---------------
                                                                                    45,398,324
-----------------------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS--23.0%
Oppenheimer Capital Appreciation Fund, Cl. Y                       752,598          38,307,216
-----------------------------------------------------------------------------------------------
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y               630,218          14,797,524
-----------------------------------------------------------------------------------------------
Oppenheimer Value Fund, Cl. Y                                    2,237,155          50,828,158
                                                                                ---------------
                                                                                   103,932,898
-----------------------------------------------------------------------------------------------
DOMESTIC FIXED INCOME FUNDS--49.6%
Oppenheimer Champion Income Fund, Cl. Y                         10,832,966          19,607,668
-----------------------------------------------------------------------------------------------
Oppenheimer Core Bond Fund, Cl. Y                               18,336,815         123,773,502
-----------------------------------------------------------------------------------------------
Oppenheimer Limited-Term Government Fund, Cl. Y                  8,657,032          80,943,245
                                                                                ---------------
                                                                                   224,324,415
-----------------------------------------------------------------------------------------------
FOREIGN EQUITY FUNDS--3.8%
Oppenheimer Developing Markets Fund, Cl. Y                          84,792           2,803,227
-----------------------------------------------------------------------------------------------
Oppenheimer International Growth Fund, Cl. Y                       335,950           9,675,358
-----------------------------------------------------------------------------------------------
Oppenheimer International Small Company Fund, Cl. Y                 47,986           1,012,513
-----------------------------------------------------------------------------------------------
Oppenheimer International Value Fund, Cl. Y                        271,939           3,760,922
                                                                                ---------------
                                                                                    17,252,020
-----------------------------------------------------------------------------------------------
FOREIGN FIXED INCOME FUND--9.4%
Oppenheimer International Bond Fund, Cl. Y                       6,692,370          42,697,320
-----------------------------------------------------------------------------------------------
MONEY MARKET FUND--4.2%
Oppenheimer Institutional Money Market Fund, Cl. E,
  0.23%(2)                                                      18,789,356          18,789,356
-----------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $431,227,817)                      100.0%        452,394,333
-----------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                 (0.0)             (2,011)
                                                                -------------------------------
Net Assets                                                           100.0%   $    452,392,322
                                                                ===============================

Footnotes to Statement of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended April 30, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

1 | Conservative Investor Fund

Conservative Investor Fund

STATEMENT OF INVESTMENTS April 30, 2012 (Unaudited)

                                                               SHARES       GROSS      GROSS         SHARES
                                                     JANUARY 31, 2012   ADDITIONS REDUCTIONS APRIL 30, 2012
-----------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund, Cl. Y                  749,912      13,448     10,762        752,598
Oppenheimer Champion Income Fund, Cl. Y                    10,586,612     414,548    168,194     10,832,966
Oppenheimer Commodity Strategy Total Return
  Fund, Cl. Y                                               5,195,453      97,624     78,275      5,214,802
Oppenheimer Core Bond Fund, Cl. Y                          18,057,887     560,822    281,894     18,336,815
Oppenheimer Developing Markets Fund, Cl. Y                     84,479       1,572      1,259         84,792
Oppenheimer Gold & Special Minerals Fund, Cl. Y               113,247       2,524      1,987        113,784
Oppenheimer Institutional Money Market Fund, Cl. E         18,713,256     380,182    304,082     18,789,356
Oppenheimer International Bond Fund, Cl. Y                  6,595,682     202,051    105,363      6,692,370
Oppenheimer International Growth Fund, Cl. Y                  334,657       6,400      5,107        335,950
Oppenheimer International Small Company Fund, Cl. Y            47,816         842        672         47,986
Oppenheimer Limited-Term Government Fund, Cl. Y             8,571,203     223,446    137,617      8,657,032
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y          627,963      11,062      8,807        630,218
Oppenheimer Master Inflation Protected
Securities Fund, LLC                                        1,129,739      34,953     30,462      1,134,230
Oppenheimer International Value Fund, Cl. Y
  (formerly Oppenheimer Quest International Value
   Fund, Cl. Y)                                               270,664       6,284      5,009        271,939
Oppenheimer Real Estate Fund, Cl. Y                           441,477       9,998      6,274        445,201
Oppenheimer Value Fund, Cl. Y                               2,228,751      41,337     32,933      2,237,155

                                                                                                    REALIZED
                                                                            VALUE      INCOME    GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund, Cl. Y                        $  38,307,216 $        --   $      4,587
Oppenheimer Champion Income Fund, Cl. Y                                19,607,668     369,963        (15,518)
Oppenheimer Commodity Strategy Total Return
  Fund, Cl. Y                                                          18,199,661          --        (20,317)
Oppenheimer Core Bond Fund, Cl. Y                                     123,773,502   1,400,294       (694,943)
Oppenheimer Developing Markets Fund, Cl. Y                              2,803,227          --            119
Oppenheimer Gold & Special Minerals Fund, Cl. Y                         3,643,368          --        (27,027)
Oppenheimer Institutional Money Market Fund, Cl. E                     18,789,356      10,374             --
Oppenheimer International Bond Fund, Cl. Y                             42,697,320     444,359        (20,199)
Oppenheimer International Growth Fund, Cl. Y                            9,675,358          --          1,348
Oppenheimer International Small Company Fund, Cl. Y                     1,012,513          --         (2,061)
Oppenheimer Limited-Term Government Fund, Cl. Y                        80,943,245     480,051        (15,421)
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y                   14,797,524          --          2,868
Oppenheimer Master Inflation Protected
Securities Fund, LLC                                                   13,373,538      95,108(a)      13,258(a)
Oppenheimer International Value Fund, Cl. Y
   (formerly Oppenheimer Quest International Value
   Fund, Cl. Y)                                                         3,760,922          --         (4,224)
Oppenheimer Real Estate Fund, Cl. Y                                    10,181,757      44,779          2,498
Oppenheimer Value Fund, Cl. Y                                          50,828,158          --        (39,004)
                                                                    -----------------------------------------
                                                                    $ 452,394,333 $ 2,844,928   $   (814,036)
                                                                    =========================================

a. Represents the amount allocated to the Fund from Oppenheimer Master Inflation Protected Securities Fund, LLC.

2. Rate shown is the 7-day yield as of April 30, 2012.

NOTES TO STATEMENT OF INVESTMENTS

RISKS OF INVESTING IN THE UNDERLYING FUNDS. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund

2 | Conservative Investor Fund

Conservative Investor Fund

STATEMENT OF INVESTMENTS April 30, 2012 (Unaudited)

invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee.

INVESTMENT IN OPPENHEIMER MASTER FUND. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Inflation Protected Securities Fund, LLC (the "Master Fund"). The Master Fund has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek total return. The Fund's investment in the Master Fund is included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund's expenses, including its management fee.

SECURITIES VALUATION

The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund's net assets attributable to that class by the number of outstanding shares of that class on that day.

The Fund's Board has adopted procedures for the valuation of the Fund's securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a "fair valuation" for any security for which market quotations are not "readily available." The Valuation Committee's fair valuation determinations are subject to review, approval and ratification by the Fund's Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and inputs

To determine their net asset values, the Underlying Funds' assets are valued primarily on the basis of current market quotations as generally supplied by third party portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs.

The net asset value per share of the Subsidiary is determined as of the close of the Exchange, on each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of the Subsidiary's net assets by the number of shares that are outstanding. The Subsidiary values its investments in the same manner as the Fund as described above.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the "good faith" opinion of the Manager, the market value or price obtained does not constitute a "readily available market quotation," or a significant event has occurred that would materially affect the value of the security the security is fair valued either
(i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund's Board or (ii) as determined in good faith by the Manager's Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and

3 | Conservative Investor Fund

Conservative Investor Fund

STATEMENT OF INVESTMENTS April 30, 2012 (Unaudited)

ratification by the Fund's Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those Underlying Funds.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered as Level 2, without consideration as to the classification level of the specific investments held by the Underlying Funds.

The table below categorizes amounts as of April 30, 2012 based on valuation input level:

                                                            LEVEL 2--
                                                                OTHER      LEVEL 3--
                                          LEVEL 1--       SIGNIFICANT    SIGNIFICANT
                                         UNADJUSTED        OBSERVABLE   UNOBSERVABLE
                                      QUOTED PRICES            INPUTS         INPUTS              VALUE
-------------------------------------------------------------------------------------------------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Investment Companies            $       439,020,795   $    13,373,538   $         --    $   452,394,333
                                -----------------------------------------------------------------------
Total Assets                    $       439,020,795   $    13,373,538   $         --    $   452,394,333
                                -----------------------------------------------------------------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

4 | Conservative Investor Fund

Conservative Investor Fund

STATEMENT OF INVESTMENTS April 30, 2012 (Unaudited)

Federal tax cost of securities    $     495,762,566
                                  =================

Gross unrealized appreciation     $      31,247,632
Gross unrealized depreciation           (74,615,865)
                                  -----------------
Net unrealized depreciation       $     (43,368,233)
                                  =================

5 | Conservative Investor Fund

Moderate Investor Fund

STATEMENT OF INVESTMENTS April 30, 2012 (Unaudited)

                                                                    Shares                 Value
------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES--100.1%(1)
------------------------------------------------------------------------------------------------
ALTERNATIVE FUNDS--9.9%
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y         11,420,842      $     39,858,738
------------------------------------------------------------------------------------------------
Oppenheimer Gold & Special Minerals Fund, Cl. Y                    248,821             7,967,264
------------------------------------------------------------------------------------------------
Oppenheimer Master Inflation Protected Securities
Fund, LLC                                                        2,486,666            29,319,903
------------------------------------------------------------------------------------------------
Oppenheimer Real Estate Fund, Cl. Y                              1,007,543            23,042,512
                                                                                ----------------
                                                                                     100,188,417
------------------------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS--37.7%
Oppenheimer Capital Appreciation Fund, Cl. Y                     2,752,546           140,104,585
------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y             2,289,235            53,751,233
------------------------------------------------------------------------------------------------
Oppenheimer Value Fund, Cl. Y                                    8,280,935           188,142,836
                                                                                ----------------
                                                                                     381,998,654
------------------------------------------------------------------------------------------------
DOMESTIC FIXED INCOME FUNDS--29.8%
Oppenheimer Champion Income Fund, Cl. Y                         14,854,325            26,886,328
------------------------------------------------------------------------------------------------
Oppenheimer Core Bond Fund, Cl. Y                               24,589,478           165,978,974
------------------------------------------------------------------------------------------------
Oppenheimer Limited-Term Government Fund, Cl. Y                 11,748,164           109,845,335
                                                                                ----------------
                                                                                     302,710,637
------------------------------------------------------------------------------------------------
FOREIGN EQUITY FUNDS--12.0%
Oppenheimer Developing Markets Fund, Cl. Y                         544,305            17,994,722
------------------------------------------------------------------------------------------------
Oppenheimer International Growth Fund, Cl. Y                     2,355,786            67,846,629
------------------------------------------------------------------------------------------------
Oppenheimer International Small Company Fund, Cl. Y                289,026             6,098,453
------------------------------------------------------------------------------------------------
Oppenheimer International Value Fund, Cl. Y                      2,178,222            30,124,812
                                                                                ----------------
                                                                                     122,064,616
------------------------------------------------------------------------------------------------
FOREIGN FIXED INCOME FUND--8.1%
Oppenheimer International Bond Fund, Cl. Y                      12,910,237            82,367,313
------------------------------------------------------------------------------------------------
MONEY MARKET FUND--2.6%
Oppenheimer Institutional Money Market Fund, Cl. E,
0.23%(2)                                                        25,985,020            25,985,020
------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS, AT VALUE (COST $941,986,260)                      100.1%        1,015,314,657
------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                 (0.1)           (1,189,975)
                                                              ----------------------------------
Net Assets                                                           100.0%     $  1,014,124,682
                                                              ==================================

Footnotes to Statement of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended April 30, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

1 | Moderate Investor Fund

Moderate Investor Fund

STATEMENT OF INVESTMENTS April 30, 2012 (Unaudited)

                                                     SHARES             GROSS             GROSS              SHARES
                                           JANUARY 31, 2012         ADDITIONS        REDUCTIONS      APRIL 30, 2012
-------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund,
Cl. Y                                             2,762,136            31,230            40,820           2,752,546
Oppenheimer Champion Income Fund, Cl. Y          14,627,797           460,684           234,156          14,854,325
Oppenheimer Commodity Strategy Total
Return Fund, Cl. Y                               11,464,253           136,018           179,429          11,420,842
Oppenheimer Core Bond Fund, Cl. Y                24,401,124           582,095           393,741          24,589,478
Oppenheimer Developing Markets Fund,
Cl. Y                                               546,324             6,583             8,602             544,305
Oppenheimer Gold & Special Minerals
Fund, Cl. Y                                         249,850             3,491             4,520             248,821
Oppenheimer Institutional Money Market
Fund, Cl. E                                      26,083,846           324,505           423,331          25,985,020
Oppenheimer International Bond Fund,
Cl. Y                                            12,823,081           294,952           207,796          12,910,237
Oppenheimer International Growth Fund,
Cl. Y                                             2,364,206            27,541            35,961           2,355,786
Oppenheimer International Small Company
Fund, Cl. Y                                         290,089             3,524             4,587             289,026
Oppenheimer Limited-Term Government
Fund, Cl. Y                                      11,723,064           217,518           192,418          11,748,164
Oppenheimer Main Street Small- & Mid-Cap
Fund, Cl. Y                                       2,297,101            25,877            33,743           2,289,235
Oppenheimer Master Inflation Protected
Securities Fund, LLC                              2,496,109            61,498            70,941           2,486,666
Oppenheimer International Value Fund,
Cl. Y (formerly Oppenheimer Quest
International Value Fund, Cl. Y)                  2,186,520            27,360            35,658           2,178,222
Oppenheimer Real Estate Fund, Cl. Y               1,006,120            15,712            14,289           1,007,543
Oppenheimer Value Fund, Cl. Y                     8,309,915            96,172           125,152           8,280,935

                                                                                                           REALIZED
                                                                        VALUE            INCOME         GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund,
Cl. Y                                                         $   140,104,585       $         -      $       21,328
Oppenheimer Champion Income Fund, Cl. Y                            26,886,328           509,410            (124,035)
Oppenheimer Commodity Strategy Total
Return Fund, Cl. Y                                                 39,858,738                 -            (604,984)
Oppenheimer Core Bond Fund, Cl. Y                                 165,978,974         1,885,863            (977,112)
Oppenheimer Developing Markets Fund,
Cl. Y                                                              17,994,722                 -               7,355
Oppenheimer Gold & Special Minerals
Fund, Cl. Y                                                         7,967,264                 -             (61,286)
Oppenheimer Institutional Money Market
Fund, Cl. E                                                        25,985,020            14,410                   -
Oppenheimer International Bond Fund,
Cl. Y                                                              82,367,313           861,052             (16,280)
Oppenheimer International Growth Fund,
Cl. Y                                                              67,846,629                 -              36,183
Oppenheimer International Small Company
Fund, Cl. Y                                                         6,098,453                 -               1,871
Oppenheimer Limited-Term Government
Fund, Cl. Y                                                       109,845,335           654,395             (30,244)
Oppenheimer Main Street Small- & Mid-Cap
Fund, Cl. Y                                                        53,751,233                 -              39,214
Oppenheimer Master Inflation Protected
Securities Fund, LLC                                               29,319,903           209,035 (a)          30,794 (a)
Oppenheimer International Value Fund,
Cl. Y (formerly Oppenheimer Quest
International Value Fund, Cl. Y)                                   30,124,812                 -             (31,037)
Oppenheimer Real Estate Fund, Cl. Y                                23,042,512           101,810              19,069
Oppenheimer Value Fund, Cl. Y                                     188,142,836                 -            (242,414)
                                                              -----------------------------------------------------
                                                              $ 1,015,314,657       $ 4,235,975      $   (1,931,578)
                                                              =====================================================

a. Represents the amount allocated to the Fund from Oppenheimer Master Inflation Protected Securities Fund, LLC.

2 | Moderate Investor Fund

Moderate Investor Fund

STATEMENT OF INVESTMENTS April 30, 2012 (Unaudited)

2. Rate shown is the 7-day yield as of April 30, 2012.

NOTES TO STATEMENT OF INVESTMENTS

RISKS OF INVESTING IN THE UNDERLYING FUNDS. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee.

INVESTMENT IN OPPENHEIMER MASTER FUND. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Inflation Protected Securities Fund, LLC (the "Master Fund"). The Master Fund has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek total return. The Fund's investment in the Master Fund is included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund's expenses, including its management fee.

SECURITIES VALUATION

The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund's net assets attributable to that class by the number of outstanding shares of that class on that day.

The Fund's Board has adopted procedures for the valuation of the Fund's securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a "fair valuation" for any security for which market quotations are not "readily available." The Valuation Committee's fair valuation determinations are subject to review, approval and ratification by the Fund's Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and inputs

To determine their net asset values, the Underlying Funds' assets are valued primarily on the basis of current market quotations as generally supplied by third party portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs.

3 | Moderate Investor Fund

Moderate Investor Fund

STATEMENT OF INVESTMENTS April 30, 2012 (Unaudited)

The net asset value per share of the Subsidiary is determined as of the close of the Exchange, on each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of the Subsidiary's net assets by the number of shares that are outstanding. The Subsidiary values its investments in the same manner as the Fund as described above.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the "good faith" opinion of the Manager, the market value or price obtained does not constitute a "readily available market quotation," or a significant event has occurred that would materially affect the value of the security the security is fair valued either
(i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund's Board or (ii) as determined in good faith by the Manager's Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund's Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those Underlying Funds.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered as Level 2, without consideration as to the classification level of the specific investments held by the Underlying Funds.

The table below categorizes amounts as of April 30, 2012 based on valuation input level:

4 | Moderate Investor Fund

Moderate Investor Fund

STATEMENT OF INVESTMENTS April 30, 2012 (Unaudited)

                                                                                     LEVEL 3--
                                              LEVEL 1--         LEVEL 2--          SIGNIFICANT
                                             UNADJUSTED  OTHER SIGNIFICANT        UNOBSERVABLE
                                          QUOTED PRICES  OBSERVABLE INPUTS              INPUTS              VALUE
-----------------------------------------------------------------------------------------------------------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Investment Companies                 $      985,994,754   $     29,319,903     $            --  $   1,015,314,657
                                     ----------------------------------------------------------------------------
Total Assets                         $      985,994,754   $     29,319,903     $            --  $   1,015,314,657
                                     ----------------------------------------------------------------------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities                $   1,039,206,949
                                              =================

Gross unrealized appreciation                 $      93,223,279
Gross unrealized depreciation                      (117,115,571)
                                              -----------------
Net unrealized depreciation                   $     (23,892,292)
                                              =================

5 | Moderate Investor Fund

Active Allocation Fund
STATEMENT OF INVESTMENTS APRIL 30, 2012 (UNAUDITED)

                                                                                         SHARES                VALUE
                                                                                     ----------      ---------------
INVESTMENT COMPANIES--99.3%(1)
ALTERNATIVE FUNDS--7.5%
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y                              13,364,709      $    46,642,834
Oppenheimer Gold & Special Minerals Fund, Cl. Y                                         288,393            9,234,340
Oppenheimer Master Event-Linked Bond Fund, LLC                                        2,366,416           26,952,041
Oppenheimer Master Inflation Protected Securities Fund, LLC                           2,890,691           34,083,701
Oppenheimer Real Estate Fund, Cl. Y                                                   1,364,794           31,212,843
                                                                                                     ---------------
                                                                                                         148,125,759
DOMESTIC EQUITY FUNDS--45.1%
Oppenheimer Capital Appreciation Fund, Cl. Y                                          6,429,935          327,283,715
Oppenheimer Discovery Fund, Cl. Y                                                       365,892           24,814,810
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y                                  4,441,144          104,278,057
Oppenheimer Rising Dividends Fund, Cl. Y                                              1,760,072           31,276,474
Oppenheimer Value Fund, Cl. Y                                                        17,973,699          408,362,445
                                                                                                     ---------------
                                                                                                         896,015,501
DOMESTIC FIXED INCOME FUNDS--17.6%
Oppenheimer Champion Income Fund, Cl. Y                                              21,835,295           39,521,884
Oppenheimer Core Bond Fund, Cl. Y                                                    29,807,889          201,203,250
Oppenheimer Limited-Term Government Fund, Cl. Y                                      11,636,563          108,801,862
                                                                                                     ---------------
                                                                                                         349,526,996
FOREIGN EQUITY FUNDS--22.6%
Oppenheimer Developing Markets Fund, Cl. Y                                            2,600,622           85,976,563
Oppenheimer International Growth Fund, Cl. Y                                          8,475,081          244,082,320
Oppenheimer International Small Company Fund, Cl. Y                                     973,437           20,539,520
Oppenheimer International Value Fund, Cl. Y                                           7,052,634           97,537,925
                                                                                                     ---------------
                                                                                                         448,136,328
FOREIGN FIXED INCOME FUND--5.1%
Oppenheimer International Bond Fund, Cl. Y                                           15,912,811          101,523,733
MONEY MARKET FUND--1.4%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.23%(2)                         27,461,966           27,461,966
                                                                                                     ---------------
Total Investment Companies (Cost $1,684,967,301)                                                       1,970,790,283
U.S. GOVERNMENT OBLIGATIONS--0.7%
U.S. Treasury Bills:
0.073%, 5/31/12(3,4)                                                                  9,735,000            9,734,594
0.095%, 1/10/13                                                                       3,685,000            3,681,103
                                                                                                     ---------------
Total U.S. Government Obligations (Cost $13,416,945)                                                      13,415,697
TOTAL INVESTMENTS, AT VALUE (COST $1,698,384,246)                                         100.0%       1,984,205,980
OTHER ASSETS NET OF LIABILITIES                                                             0.0              446,133
                                                                                     ----------      ---------------
NET ASSETS                                                                                100.0%     $ 1,984,652,113
                                                                                     ==========      ===============

FOOTNOTES TO STATEMENT OF INVESTMENTS

1 | ACTIVE ALLOCATION FUND

Active Allocation Fund
STATEMENT OF INVESTMENTS APRIL 30, 2012 (UNAUDITED)

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended April 30, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                       SHARES       GROSS       GROSS          SHARES
                                                             JANUARY 31, 2012   ADDITIONS  REDUCTIONS  APRIL 30, 2012
                                                             ----------------  ----------  ----------  --------------
Oppenheimer Capital Appreciation Fund, Cl. Y                        6,661,389      13,635     245,089       6,429,935
Oppenheimer Champion Income Fund, Cl. Y                            21,817,229     783,726     765,660      21,835,295
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y            13,661,840     223,041     520,172      13,364,709
Oppenheimer Core Bond Fund, Cl. Y                                  30,022,131     845,332   1,059,574      29,807,889
Oppenheimer Developing Markets Fund, Cl. Y                          2,719,088      23,833     142,299       2,600,622
Oppenheimer Discovery Fund, Cl. Y                                     391,569       3,214      28,891         365,892
Oppenheimer Gold & Special Minerals Fund, Cl. Y                       286,317      17,341      15,265         288,393
Oppenheimer Institutional Money Market Fund, Cl. E                 31,015,263  27,650,688  31,203,985      27,461,966
Oppenheimer International Bond Fund, Cl. Y                         16,035,885     447,762     570,836      15,912,811
Oppenheimer International Growth Fund, Cl. Y                        8,742,041      51,184     318,144       8,475,081
Oppenheimer International Small Company Fund, Cl. Y                 1,001,705         818      29,086         973,437
Oppenheimer International Value Fund, Cl. Y (formerly
Oppenheimer Quest International Value Fund, Cl. Y)                  7,275,334      27,666     250,366       7,052,634
Oppenheimer Limited-Term Government Fund, Cl. Y                    11,957,314      81,771     402,522      11,636,563
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y                4,568,848       3,727     131,431       4,441,144
Oppenheimer Master Event-Linked Bond Fund, LLC                      2,227,220     267,395     128,199       2,366,416
Oppenheimer Master Inflation Protected Securities Fund, LLC         2,932,723      95,846     137,878       2,890,691
Oppenheimer Real Estate Fund, Cl. Y                                 1,391,726      33,208      60,140       1,364,794
Oppenheimer Rising Dividends Fund, Cl. Y                            1,815,339      49,441     104,708       1,760,072
Oppenheimer Value Fund, Cl. Y                                      18,483,379     109,147     618,827      17,973,699

                                                                                                          REALIZED
                                                                        VALUE            INCOME         GAIN (LOSS)
                                                             ----------------    --------------     --------------
Oppenheimer Capital Appreciation Fund, Cl. Y                 $    327,283,715    $           --     $       794,484
Oppenheimer Champion Income Fund, Cl. Y                            39,521,884           755,257             (37,559)
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y            46,642,834                --            (197,677)
Oppenheimer Core Bond Fund, Cl. Y                                 201,203,250         2,309,462          (1,989,272)
Oppenheimer Developing Markets Fund, Cl. Y                         85,976,563                --              86,610
Oppenheimer Discovery Fund, Cl. Y                                  24,814,810                --             (21,714)
Oppenheimer Gold & Special Minerals Fund, Cl. Y                     9,234,340                --            (122,862)
Oppenheimer Institutional Money Market Fund, Cl. E                 27,461,966            15,112                  --
Oppenheimer International Bond Fund, Cl. Y                        101,523,733         1,070,333             (68,589)
Oppenheimer International Growth Fund, Cl. Y                      244,082,320                --           1,391,626
Oppenheimer International Small Company Fund, Cl. Y                20,539,520                --              37,789
Oppenheimer International Value Fund, Cl. Y (formerly
 Oppenheimer Quest International Value Fund, Cl. Y)                97,537,925                --            (217,444)

2 | ACTIVE ALLOCATION FUND

Active Allocation Fund
STATEMENT OF INVESTMENTS APRIL 30, 2012 (UNAUDITED)

Oppenheimer Limited-Term Government Fund, Cl. Y                   108,801,862           657,653             (20,722)
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y              104,278,057                --             251,442
Oppenheimer Master Event-Linked Bond Fund, LLC                     26,952,041           582,813(a)         (525,293)(a)
Oppenheimer Master Inflation Protected Securities Fund, LLC        34,083,701           244,327(b)           30,979(b)
Oppenheimer Real Estate Fund, Cl. Y                                31,212,843           139,926              97,495
Oppenheimer Rising Dividends Fund, Cl. Y                           31,276,474           112,542             129,934
Oppenheimer Value Fund, Cl. Y                                     408,362,445                --            (885,450)
                                                             ----------------    --------------     ---------------
                                                             $  1,970,790,283    $    5,887,425     $    (1,266,223)
                                                             ================    ==============     ===============

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

b. Represents the amount allocated to the Fund from Oppenheimer Master Inflation Protected Securities Fund, LLC.

2.   Rate shown is the 7-day yield as of April 30, 2012.

3. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $5,864,607. See accompanying Notes.

4. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $502,966. See accompanying Notes.

Foreign Currency Exchange Contracts as of April 30, 2012 are as follows:

                                           CONTRACT
COUNTERPARTY/CONTRACT                        AMOUNT         EXPIRATION                     UNREALIZED
DESCRIPTION                     BUY/SELL    (000'S)               DATE          VALUE    APPRECIATION
----------------------------    --------   --------         ----------   ------------   -------------
BARCLAY'S CAPITAL:
Australian Dollar (AUD)              Buy        920   AUD      5/22/12   $    956,140   $       1,926
Euro (EUR)                           Buy     17,580   EUR      5/22/12     23,272,623         195,779
                                                                                        -------------
                                                                                              197,705
NOMURA SECURITIES:
Canadian Dollar (CAD)                Buy      3,935   CAD      5/22/12      3,981,477           2,651
Japanese Yen (JPY)                   Buy    474,000   JPY      5/22/12      5,938,063          70,543
                                                                                        -------------
                                                                                               73,194
RBS GREENWICH CAPITAL:
British Pound Sterling (GBP)         Buy      2,480   GBP      5/22/12      4,024,175          73,806
Swiss Franc (CHF)                    Buy        885   CHF      5/22/12        975,298           7,618
                                                                                        -------------
                                                                                               81,424
                                                                                        -------------
Total unrealized appreciation                                                           $     352,323
                                                                                        =============

Futures Contracts as of April 30, 2012 are as follows:

                                                                                             UNREALIZED
                                                NUMBER OF   EXPIRATION                     APPRECIATION
CONTRACT DESCRIPTION                 BUY/SELL   CONTRACTS         DATE         VALUE     (DEPRECIATION)
----------------------------------   --------   ---------   ----------   -----------   ----------------
CBOE Volatility Index                     Buy         266      5/15/12   $ 4,907,700   $       (988,177)
CBOE Volatility Index                    Sell         266      5/15/12     4,907,700            136,353
Standard & Poor's 500 E-Mini Index        Buy       1,129      6/15/12    78,668,720            776,583
U.S. Long Bonds                           Buy         274      6/20/12    39,147,750            445,800
U.S. Treasury Nts., 5 yr.                 Buy         319      6/29/12    39,491,203            356,022
                                                                                       ----------------
                                                                                       $        726,581
                                                                                       ================

3 | ACTIVE ALLOCATION FUND

Active Allocation Fund
STATEMENT OF INVESTMENTS APRIL 30, 2012 (UNAUDITED)

Credit Default Swap Contracts as of April 30, 2012 are as follows:

                                                                 PAY/                    UPFRONT
                                        BUY/SELL   NOTIONAL   RECEIVE                     PAYMENT                   UNREALIZED
REFERENCE ENTITY/                         CREDIT     AMOUNT     FIXED   TERMINATION     RECEIVED/                 APPRECIATION
SWAP COUNTERPARTY                     PROTECTION    (000'S)      RATE          DATE        (PAID)        VALUE   (DEPRECIATION)
-----------------------------------   ----------   --------   -------   -----------   -----------   ----------   -------------
CDX NORTH AMERICA HIGH YIELD INDEX,
SERIES 17
 JPMorgan Chase Bank NA                     Sell    $19,400         5%     12/20/16   $   704,597   $ (291,941)  $     412,656
                                                   --------                           -----------   ----------   -------------
                                           Total     19,400                               704,597     (291,941)        412,656
CDX NORTH AMERICA HIGH YIELD INDEX,
SERIES 18:
 Citibank NA                                 Buy     20,790         5       6/20/17      (661,238)     552,628        (108,610)
 Credit Suisse International                 Buy     19,580         5       6/20/17      (610,515)     520,465         (90,050)
                                                   --------                           -----------   ----------   -------------
                                           Total     40,370                            (1,271,753)   1,073,093        (198,660)
                                                                                      -----------   ----------   -------------
   Grand Total Buys                                                                    (1,271,753)   1,073,093        (198,660)
   Grand Total Sells                                                                      704,597     (291,941)        412,656
                                                                                      -----------   ----------   -------------
   Total Credit Default Swaps                                                         $  (567,156)  $  781,152   $     213,996
                                                                                      ===========   ==========   =============

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

                                                       TOTAL MAXIMUM POTENTIAL
TYPE OF REFERENCE ASSET ON WHICH THE FUND SOLD     PAYMENTS FOR SELLING CREDIT                         REFERENCE ASSET
PROTECTION                                           PROTECTION (UNDISCOUNTED)    AMOUNT RECOVERABLE*   RATING RANGE**
----------------------------------------------     ---------------------------    -------------------   --------------
Investment Grade Corporate Debt Indexes            $                19,400,000    $                --              AA-

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor's rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Interest Rate Swap Contracts as of April 30, 2012 are as follows:

                                     NOTIONAL
INTEREST RATE/                          AMOUNT               PAID BY    RECEIVED BY   TERMINATION
SWAP COUNTERPARTY                      (000'S)              THE FUND       THE FUND          DATE          VALUE
-------------------------------    -----------         -------------   ------------   -----------   ------------
SIX-MONTH AUD BBR BBSW
                                                                          Six-Month
Westpac Banking Corp.                  34,625    AUD           4.990%  AUD BBR BBSW       11/3/21   $ (1,667,742)
SIX-MONTH EUR EURIBOR
                                                           Six-Month
Goldman Sachs Group, Inc. (The)        29,270    EUR     EUR EURIBOR          2.284%       4/4/22        426,344
Three-Month SEK STIBOR SIDE
                                                                        Three-Month
                                                                         SEK STIBOR
Goldman Sachs Group, Inc. (The)       236,140    SEK           2.440           SIDE       11/3/21        (26,768)
THREE-MONTH USD BBA LIBOR
                                                         Three-Month
Barclays Bank plc                      36,670          USD BBA LIBOR          2.358       11/2/21      1,608,424
                                                                                                    ------------
   Total Interest Rate Swaps                                                                        $    340,258
                                                                                                    ============

4 | ACTIVE ALLOCATION FUND

Active Allocation Fund
STATEMENT OF INVESTMENTS APRIL 30, 2012 (UNAUDITED)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD           Australian Dollar
EUR           Euro
SEK           Swedish Krona

Abbreviations/Definitions are as follows:

BBA LIBOR     British Bankers' Association London-Interbank Offered Rate
BBR BBSW      Bank Bill Swap Reference Rate (Australian Financial Market)
EURIBOR       Euro Interbank Offered Rate
STIBOR SIDE   Stockholm Interbank Offered Rate

Total Return Swap Contracts as of April 30, 2012 are as follows:

                                      NOTIONAL
REFERENCE ENTITY/                       AMOUNT               PAID BY        RECEIVED BY   TERMINATION
SWAP COUNTERPARTY                      (000'S)              THE FUND           THE FUND          DATE          VALUE
-------------------------------    -----------   -------------------   ----------------   -----------   ------------
GS CUSTOM REITS INDEX
                                                   One-Month USD BBA
                                                 LIBOR plus 10 basis
                                                       points and if
                                                       negative, the        If positive,
                                                   absolute value of          the Total
                                                 the Total Return of      Return of the
Goldman Sachs Group, Inc.                        the GS Custom REITS          GS Custom
(The)                              $    19,229                 Index         REITS Index      1/28/13   $    460,241
MSCI DAILY TR NET EMERGING
MARKETS USD INDEX
                                                                          One-Month USD
                                                                         BBA LIBOR plus
                                                                        35 basis points
                                                                       and if negative,
                                                    If positive, the   the Total Return
                                                 Total Return of the        of the MSCI
                                                      MSCI Daily Net          Daily Net
Goldman Sachs Group, Inc.                           Emerging Markets    merging Markets
(The)                                   19,397             USD Index          USD Index       3/27/13       (350,479)
MSCI FM Daily Net TR USD
INDEX
                                                   One-Month USD BBA
                                                 LIBOR plus 95 basis
                                                       points and if
                                                       negative, the       If positive,
                                                   absolute value of   the Total Return
                                                 the Total Return of     of the MSCI FM
Goldman Sachs Group, Inc.                          the MSCI FM Daily      Daily Net USD
(The)                                   19,966         Net USD Index              Index        3/8/13       106,050
                                                                                                        ------------
   Total of Total Return Swaps                                                                          $    215,812
                                                                                                        ============

Abbreviations are as follows:

BBA LIBOR    British Bankers' Association London-Interbank Offered Rate
FM           Frontier Markets
MSCI         Morgan Stanley Capital International
REITS        Real Estate Investment Trusts

5 | ACTIVE ALLOCATION FUND

Active Allocation Fund
STATEMENT OF INVESTMENTS APRIL 30, 2012 (UNAUDITED)

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

Swap Summary as of April 30, 2012 is as follows:

                                                                    NOTIONAL
                                                   SWAP TYPE FROM     AMOUNT
SWAP COUNTERPARTY                                FUND PERSPECTIVE    (000'S)                 VALUE
--------------------------------   ------------------------------   --------         -------------
Barclays Bank plc                  Interest Rate                    $ 36,670         $   1,608,424
Citibank NA                        Credit Default Buy Protection      20,790               552,628
Credit Suisse International        Credit Default Buy Protection      19,580               520,465
Goldman Sachs Group, Inc. (The):
                                   Interest Rate                      29,270   EUR         426,344
                                   Interest Rate                     236,140   SEK         (26,768)
                                   Total Return                       58,592               215,812
                                                                                     --------------
                                                                                           615,388
JPMorgan Chase Bank NA             Credit Default Sell Protection     19,400              (291,941)
Westpac Banking Corp.              Interest Rate                      34,625   AUD      (1,667,742)
                                                                                     --------------
  Total Swaps                                                                        $   1,337,222
                                                                                     ==============

Notional amount is reported in U.S.Dollars (USD), except for those denoted in the following currencies:

AUD     Australian Dollar
EUR     Euro
SEK     Swedish Krona

NOTES TO STATEMENT OF INVESTMENTS

RISKS OF INVESTING IN THE UNDERLYING FUNDS. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee.

INVESTMENT IN OPPENHEIMER MASTER FUNDS. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically, Oppenheimer Master Event-Linked Bond Fund, LLC and Oppenheimer Master Inflation Protected Securities Fund, LLC (the "Master Funds"). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

6 | ACTIVE ALLOCATION FUND

Active Allocation Fund
STATEMENT OF INVESTMENTS APRIL 30, 2012 (UNAUDITED)

The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek a high level of current income principally derived from interest on debt securities. The investment objective of Oppenheimer Master Inflation Protected Securities Fund, LLC is to seek total return. The Fund's investments in the Master Funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds' expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in the Master Funds.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

SECURITIES VALUATION

The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund's net assets attributable to that class by the number of outstanding shares of that class on that day.

The Fund's Board has adopted procedures for the valuation of the Fund's securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a "fair valuation" for any security for which market quotations are not "readily available." The Valuation Committee's fair valuation determinations are subject to review, approval and ratification by the Fund's Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and inputs

To determine their net asset values, the Underlying Funds' assets are valued primarily on the basis of current market quotations as generally supplied by third party portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs.

The net asset value per share of the Subsidiary is determined as of the close of the Exchange, on each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of the Subsidiary's net assets by the number of shares that are outstanding. The Subsidiary values its investments in the same manner as the Fund as described above.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities) are valued at the mean between the "bid" and "asked" prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

7 | ACTIVE ALLOCATION FUND

Active Allocation Fund
STATEMENT OF INVESTMENTS APRIL 30, 2012 (UNAUDITED)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

SECURITY TYPE                      STANDARD INPUTS GENERALLY CONSIDERED BY THIRD-PARTY PRICING VENDORS
--------------------------------   -------------------------------------------------------------------
Corporate debt, government debt,   Reported trade data, broker-dealer price quotations,
municipal, mortgage-backed and     benchmark yields, issuer spreads on comparable securities,
asset-backed securities            the credit quality, yield, maturity, and other appropriate factors.

Loans                              Information obtained from market participants regarding
                                   reported trade data and broker-dealer price quotations.

Event-linked bonds                 Information obtained from market participants regarding
                                   reported trade data and broker-dealer price quotations.

Swaps                              Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and
                                   forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the "good faith" opinion of the Manager, the market value or price obtained does not constitute a "readily available market quotation," or a significant event has occurred that would materially affect the value of the security the security is fair valued either
(i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund's Board or (ii)as determined in good faith by the Manager's Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund's Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those Underlying Funds.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

8 | ACTIVE ALLOCATION FUND

Active Allocation Fund
STATEMENT OF INVESTMENTS APRIL 30, 2012 (UNAUDITED)

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered as Level 2, without consideration as to the classification level of the specific investments held by the Underlying Funds.

The table below categorizes amounts as of April 30, 2012 based on valuation input level:

                                                                                 LEVEL 3--
                                            LEVEL 1--            LEVEL 2--    SIGNIFICANT
                                           UNADJUSTED    OTHER SIGNIFICANT    UNOBSERVABLE
                                        QUOTED PRICES    OBSERVABLE INPUTS          INPUTS               VALUE
                                      ---------------    -----------------    -------------    ---------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Investment Companies                  $ 1,909,754,541    $      61,035,742    $          --    $ 1,970,790,283
U.S. Government Obligations                        --           13,415,697               --         13,415,697
                                      ---------------    -----------------    -------------    ---------------
Total Investments, at Value             1,909,754,541           74,451,439               --      1,984,205,980
OTHER FINANCIAL INSTRUMENTS:
Appreciated swaps, at value                        --            2,601,059               --          2,601,059
Depreciated swaps, at value                        --            1,073,093               --          1,073,093
Futures margins                               159,181                   --               --            159,181
Foreign currency exchange contracts                --              352,323               --            352,323
                                      ---------------    -----------------    -------------    ---------------
Total Assets                          $ 1,909,913,722    $      78,477,914    $          --    $ 1,988,391,636
                                      ---------------    -----------------    -------------    ---------------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Depreciated swaps, at value           $            --    $     (2,336,930)    $          --     $   (2,336,930)
Futures margins                              (383,005)                 --                --           (383,005)
                                      ---------------    -----------------    -------------    ---------------
Total Liabilities                     $      (383,005)   $      (2,336,930)    $         --     $   (2,719,935)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may

9 | Active Allocation Fund

Active Allocation Fund
STATEMENT OF INVESTMENTS APRIL 30, 2012 (UNAUDITED)

not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of April 30, 2012, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $4,026,475, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within

10 | ACTIVE ALLOCATION FUND

Active Allocation Fund
STATEMENT OF INVESTMENTS APRIL 30, 2012 (UNAUDITED)

     the Fund's International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $3,649,228 as of April 30, 2012. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

     As of April 30, 2012 the Fund has required certain counterparties to post collateral of $2,929,227.

     CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

     As of April 30, 2012, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $1,959,683, for which the Fund has posted collateral of $502,966. If a contingent feature would have been triggered as of April 30, 2012, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities in the annual and semiannual reports; securities posted as collateral, if any, are reported on the Statement of Investments.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

11 | ACTIVE ALLOCATION FUND

Active Allocation Fund
STATEMENT OF INVESTMENTS APRIL 30, 2012 (UNAUDITED)

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended April 30, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $57,372,905 and $20,074,378, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

During the period ended April 30, 2012, the Fund had an ending monthly average market value of $79,530,745 and $67,166,075 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

12 | ACTIVE ALLOCATION FUND

Active Allocation Fund
STATEMENT OF INVESTMENTS APRIL 30, 2012 (UNAUDITED)

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

     CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the "reference asset").

     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and/or, indexes that are either unavailable or considered to be less attractive in the bond market.

     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and/or, indexes.

     For the period ended April 30, 2012, the Fund had ending monthly average notional amounts of $10,092,500 and $38,875,000 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

13 | ACTIVE ALLOCATION FUND

Active Allocation Fund
STATEMENT OF INVESTMENTS APRIL 30, 2012 (UNAUDITED)

     INTEREST RATE SWAP CONTRACTS. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

     The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

     The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

     For the period ended April 30, 2012, the Fund had ending monthly average notional amounts of $71,766,320 and $75,052,523 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

     TOTAL RETURN SWAP CONTRACTS. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

     Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

     The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, or an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract.

     The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments of a floating reference interest rate or an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.

     For the period ended April 30, 2012, the Fund had ending monthly average notional amounts of $82,667,241 and $32,751,390 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

14 | ACTIVE ALLOCATION FUND

Active Allocation Fund
STATEMENT OF INVESTMENTS APRIL 30, 2012 (UNAUDITED)

Federal tax cost of securities                $   1,826,142,863
Federal tax cost of other investments               158,557,442
                                              -----------------
Total federal tax cost                        $   1,984,700,305
                                              =================
Gross unrealized appreciation                 $     176,371,758
Gross unrealized depreciation                       (18,221,188)
                                              -----------------
Net unrealized appreciation                   $     158,150,570
                                              =================

15 | ACTIVE ALLOCATION FUND

EQUITY INVESTOR FUND
STATEMENT OF INVESTMENTS APRIL 30, 2012 (UNAUDITED)

                                                                 SHARES         VALUE
                                                                ---------    ------------
INVESTMENT COMPANIES--100.0%(1)
DOMESTIC EQUITY FUNDS--56.0%
Oppenheimer Capital Appreciation Fund, Cl. Y                    2,685,209    $136,677,115
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y            2,255,194      52,951,946
Oppenheimer Value Fund, Cl. Y                                   7,802,328     177,268,901
                                                                             ------------
                                                                              366,897,962

FOREIGN EQUITY FUNDS--44.0%
Oppenheimer Developing Markets Fund, Cl. Y                      1,324,974      43,803,647
Oppenheimer International Growth Fund, Cl. Y                    5,586,554     160,892,768
Oppenheimer International Small Company Fund, Cl. Y               743,470      15,687,210
Oppenheimer International Value Fund, Cl. Y                     4,920,961      68,056,892
                                                                             ------------
                                                                              288,440,517

TOTAL INVESTMENTS, AT VALUE (COST $555,214,955)                     100.0%    655,338,479
Liabilities in Excess of Other Assets                                (0.0)        (45,960)
                                                                ---------    ------------
Net Assets                                                          100.0%   $655,292,519
                                                                =========    ============

Footnotes to Statement of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended April 30, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                           SHARES          GROSS        GROSS         SHARES
                                                      JANUARY 31, 2012   ADDITIONS   REDUCTIONS   APRIL 30, 2012
                                                      ----------------   ---------   ----------   --------------
Oppenheimer Capital Appreciation Fund, Cl. Y             2,722,433        13,903       51,127       2,685,209
Oppenheimer Developing Markets Fund, Cl. Y               1,344,173         7,215       26,414       1,324,974
Oppenheimer International Growth Fund, Cl. Y             5,666,986        30,130      110,562       5,586,554
Oppenheimer International Small Company Fund, Cl. Y        753,784         3,834       14,148         743,470
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y     2,285,918        11,566       42,290       2,255,194
Oppenheimer International Value Fund, Cl. Y
 (formerly Oppenheimer Quest International Value
 Fund, Cl. Y)                                            5,000,467        30,002      109,508       4,920,961
Oppenheimer Value Fund, Cl. Y                            7,916,572        42,835      157,079       7,802,328

                                                                                                   REALIZED
                                                                                       VALUE      GAIN (LOSS)
                                                                                   ------------   -----------
Oppenheimer Capital Appreciation Fund, Cl. Y                                       $136,677,115   $    15,622
Oppenheimer Developing Markets Fund, Cl. Y                                           43,803,647        84,323
Oppenheimer International Growth Fund, Cl. Y                                        160,892,768       362,481
Oppenheimer International Small Company
 Fund, Cl. Y                                                                         15,687,210       (43,559)
Oppenheimer Main Street Small- & Mid-Cap
 Fund, Cl. Y                                                                         52,951,946        34,968
Oppenheimer International Value Fund, Cl. Y
 (formerly Oppenheimer Quest International Value
 Fund, Cl. Y)                                                                        68,056,892       (89,736)
Oppenheimer Value Fund, Cl. Y                                                       177,268,901      (543,242)
                                                                                   ------------   -----------
                                                                                   $655,338,479   $  (179,143)
                                                                                   ============   ===========

1 | EQUITY INVESTOR FUND

EQUITY INVESTOR FUND
STATEMENT OF INVESTMENTS APRIL 30, 2012 (UNAUDITED)

NOTES TO STATEMENT OF INVESTMENTS

RISKS OF INVESTING IN THE UNDERLYING FUNDS. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

SECURITIES VALUATION

The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund's net assets attributable to that class by the number of outstanding shares of that class on that day.

The Fund's Board has adopted procedures for the valuation of the Fund's securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a "fair valuation" for any security for which market quotations are not "readily available." The Valuation Committee's fair valuation determinations are subject to review, approval and ratification by the Fund's Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and inputs

To determine their net asset values, the Underlying Funds' assets are valued primarily on the basis of current market quotations as generally supplied by third party portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the "good faith" opinion of the Manager, the market value or price obtained does not constitute a "readily available market quotation," or a significant event has occurred that would materially affect the value of the security the security is fair valued either
(i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund's Board or (ii) as determined in good faith by the Manager's Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund's Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those Underlying Funds.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

2 | EQUITY INVESTOR FUND

EQUITY INVESTOR FUND
STATEMENT OF INVESTMENTS APRIL 30, 2012 (UNAUDITED)

      1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

      2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

      3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered as Level 2, without consideration as to the classification level of the specific investments held by the Underlying Funds.

The table below categorizes amounts as of April 30, 2012 based on valuation input level:

                                                                          LEVEL 3--
                                       LEVEL 1--         LEVEL 2--       SIGNIFICANT
                                      UNADJUSTED    OTHER SIGNIFICANT   UNOBSERVABLE
                                    QUOTED PRICES   OBSERVABLE INPUTS      INPUTS          VALUE
                                    -------------   -----------------   ------------   ------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Investment Companies                $ 655,338,479   $              --   $         --   $655,338,479
                                    -------------   -----------------   ------------   ------------
Total Assets                        $ 655,338,479   $              --   $         --   $655,338,479
                                    -------------   -----------------   ------------   ------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities                $575,773,300
                                              ============
Gross unrealized appreciation                 $ 80,643,120
Gross unrealized depreciation                   (1,077,941)
                                              ------------
Net unrealized appreciation                   $ 79,565,179
                                              ============

3 | EQUITY INVESTOR FUND

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/30/2012, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Portfolio Series

By: /s/ William F. Glavin, Jr.
   -------------------------------
   William F. Glavin, Jr.
   Principal Executive Officer
Date: 6/11/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ William F. Glavin, Jr.
   -------------------------------
   William F. Glavin, Jr.
   Principal Executive Officer
Date: 6/11/2012

By: /s/  Brian W. Wixted
   -------------------------------
   Brian W. Wixted
   Principal Financial Officer
Date: 6/11/2012